UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 21, 2010
Date of report (Date of earliest event reported)
ConAgra Foods, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE (Address of Principal Executive Offices)	68102 (Zip Code)
(402) 240-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On December 21, 2010, ConAgra Foods, Inc. (the “Company”) issued a press release and posted a question and answer document (“Q&A”) on its website containing information on the Company’s second quarter fiscal 2011 financial results. The press release and Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.
          The press release and Q&A include the non-GAAP financial measures of adjusted operating profit for the Consumer Foods segment, adjusted unallocated corporate expense, adjusted diluted earnings per share, adjusted diluted earnings per share from continuing operations and net debt. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company’s financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company’s operating performance and financial position. These measures are reconciled in the press release and Q&A to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition to, and not in lieu of, the Company’s diluted earnings per share and operating performance and financial measures as calculated in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit 99.1 Press Release issued December 21, 2010

Exhibit 99.2 Questions and Answers
This report, including Exhibits 99.1 and 99.2 furnished hereunder, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. Readers of this report should understand that these statements are not guarantees of performance or results. Many factors could affect our actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this report. These factors include, among other things: availability and prices of raw materials; the impact of the accident at the Garner, N.C., manufacturing facility, including the ultimate costs incurred and the amounts received under insurance policies; the effectiveness of our product pricing, including any price increases and promotions; future economic circumstances; industry conditions; our ability to execute our operating plans; the success of our innovation, marketing, and cost-saving initiatives; the amount and timing of repurchases of our common stock, if any; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of our product recalls; access to capital; actions of governments and regulatory factors affecting our businesses, including the Patient Protection and Affordable Care Act; and other risks described in our reports filed with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements included in this report which speak only as of the date of this report.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.
Date: December 21, 2010	By:	/s/ Colleen Batcheler
		Name:	Colleen Batcheler
		Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index
Exhibit 99.1 Press release issued December 21, 2010
Exhibit 99.2 Questions and Answers